SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Material Pursuant to §240.14a-12

EMAGIN CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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eMagin Corporation

2011

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_____________________

November 3, 2011
at 9:00 a.m. Eastern Time
_____________________

61 Broadway, 32nd Floor
New York, New York 10006

eMagin Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 3, 2011

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of eMagin Corporation (“eMagin” or the “Company”) will be held at the offices of Sichenzia Ross Friedman Ference Anslow LLP at 61 Broadway, New York, New York 10006, on Thursday, November 3, 2011, at 9:00 am Eastern  Time, to consider the following proposals:

1.	To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To approve the eMagin Corporation 2011 Incentive Stock Plan;

3.	To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011; and

4.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals.  The Company intends to mail the Annual Report, Proxy Statement and Proxy card enclosed with this notice on or about October 11, 2011 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on September 22, 2011 will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.   Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors

/s/ Jill J. Wittels
Jill J. Wittels
Chair of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

eMagin Corporation
3006 Northup Way
Suite 103
Bellevue, WA 98004

(425) 284-5200

______________________

PROXY STATEMENT
_______________________

 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of eMagin Corporation (“eMagin” or the “Company”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at the offices of Sichenzia Ross Friedman Ference Anslow LLP at 61 Broadway, New York, New York 10006 on Thursday, November 3, 2011, at 9:00 a.m. Eastern Time, and at any postponements or adjournments thereof.  The proxy materials will be furnished to stockholders on or about October 11, 2011.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

            Stockholders of record at the close of business on September 22, 2011, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;

•	the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2010; and

•	the proxy card or vote instruction form for the Annual Meeting.
What is the proxy card?

The proxy card enables you to appoint Paul Campbell, our Chief Financial Officer and Susan Taylor, our Senior Vice President, General Counsel and Corporate Secretary, as your representative at the Annual Meeting.  By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of seven persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until  the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii)  to approve the eMagin Corporation 2011 Incentive Stock Plan;  and (iii) ratification of the appointment of  McGladrey & Pullen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there are 23,293,586 shares of eMagin common stock and 5,659 shares of Series B Convertible Preferred Stock, convertible into 7,545,333 shares of common stock, issued and outstanding. Each share of Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock. Thus, the presence of the holders of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) representing at least 15,419,460 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

 Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on September 22, 2011, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

 If on September 22, 2011, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Shareholders of Record.  If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by calling the toll free number found on the proxy card.

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 is considered a “routine” matter.  Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Shareholders of Record.  If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of   McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, but cannot vote on non-routine matters, such as the election of directors.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•
for election of the seven (7) directors nominated by the Company to hold office subject to the provisions of the Bylaws of the Company, until  the next annual meeting of stockholders and until their successors are duly elected and qualified;

•	to approve the eMagin Corporation 2011 Incentive Stock Plan; and

•	for ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for fiscal year 2011.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock or Series B Convertible Preferred Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of the Company's 10-K for the fiscal year ending December 31, 2010, as amended and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's 10-K for the fiscal year ending December 31, 2010, as amended, and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to eMagin Corporation, 3006 Northup Way, Suite 103, Bellevue, WA 98004; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Our Board of Directors has an interest in their election and in approval of the eMagin Corporation 2011 Incentive Stock Plan. Provided the proposal to adopt the eMagin Corporation 2011 Incentive Stock Plan is approved by the shareholders, each of our non-management directors will be granted options in the fourth quarter of 2011 to purchase 25,000 shares of the Company’s Common Stock.  In addition, under Mr. Sculley’s employment agreement with the Company, he is entitled to receive a grant of a mix of stock options and/or restricted shares of the Company’s Common Stock, valued at $400,000 (based on a Black Scholes valuation method for the options and the market price on the day of the grant for the restricted stock), within ten days of approval of the eMagin Corporation 2011 Incentive Stock Plan.

 How much stock is owned by 5% stockholders, directors, and executive officers?
The  following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of eMagin's outstanding common stock, the Company's directors, the executive officers, and the directors and executive officers as a group as of  September 22, 2011, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

	Common Stock Beneficially Owned**	Percentage of Common
Name of Beneficial Owner		Stock **
Stillwater LLC (1)	12,631,491	36.6%
Ginola Limited (2)	4,540,693	13.2%
Rainbow Gate Corporation (3)	1,720,658	5.0%
Paul Cronson (4)	574,396	1.7%
Andrew G. Sculley (5)	335,596	*
Claude Charles (6)	279,525	*
Irwin Engelman (7)	255,076	*
Stephen Seay (8)	242,800	*
Paul Campbell (9)	160,337	*
Olivier Prache (10)	58,345	*
Amalkumar Ghosh (11)	48,110	*
Leslie G. Polgar (12)	40,000	*
Jill Wittels (13)	12,500	*
All executive officers and directors as a group (consisting of 12 individuals) (14)	2,006,685	5.8%

*Less than 1% of the outstanding common stock

** Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or preferred shares exercisable or convertible within 60 days of September 22, 2011 are deemed outstanding for computing the percentage of the person holding such option or warrant.  Percentages are based on a total of 34,517,633 shares: 23,293,586 shares of common stock outstanding on September 22, 2011 and 11,224,047 shares issuable upon the exercise of options, warrants exercisable and preferred shares convertible on or within 60 days of September 22, 2011, as described below.

(1) This figure represents: (i) 5,316,824 shares of common stock owned by Stillwater LLC, which includes 783,325 shares of common stock owned by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation; (ii) warrants held by Stillwater LLC to purchase 1,000,000 shares of common stock and (iii) 6,314,667 shares of common stock underlying convertible preferred shares which includes 937,333 shares of common stock underlying convertible preferred shares held by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation. Mortimer D. A. Sackler exercises the sole voting power with respect to the shares held in the name of Stillwater LLC as sole member, and Mortimer D. A. Sackler exercises the sole voting power with respect to the shares held in the name of Rainbow Gate Corporation as investment manager; therefore Stillwater LLC is deemed to beneficially own the shares held by Rainbow Gate as “beneficially owned” but Stillwater LLC disclaims beneficial ownership of such shares.

(2) This figure represents: (i) 2,532,693 shares of common stock owned by Ginola Limited, which include: 783,325 shares of common stock held indirectly by Rainbow Gate Corporation, in which the sole shareholder of Ginola Limited and the sole shareholder of Rainbow Gate Corporation are the estates of the same person; 78,478 shares of common stock owned by Mount Union Corp.; 57,372 shares of common stock owned by Chelsea Trust Company Limited, as trustee (Ginola Limited disclaims beneficial ownership of the shares owned by Mount Union Corp. and Chelsea Trust Company Limited, as trustee); and 372,971 shares of common stock owned by Crestflower Corporation, in which the sole shareholder of Crestflower Corporation is Ginola Limited; and (ii) 2,008,000 shares of common stock underlying convertible preferred shares, which includes 937,333 shares of common stock underlying convertible preferred shares held by Rainbow Gate Corporation, in which the sole shareholder of Ginola Limited and the sole shareholder of Rainbow Gate Corporation are the estates of the same person. Stillwater LLC and Ginola Limited are beneficially owned by separate individuals and therefore do not exert voting control over one another. However, Stillwater LLC does include the shares held by Rainbow Gate as “beneficially owned” since the sole member of Stillwater LLC is investment manager and sole director of Rainbow Gate Corporation and exerts voting control over such shares but Stillwater LLC disclaims beneficial ownership of such shares. Jonathan White, Steven Meiklejohn, and Joerg Fischer exercise the shared voting power with respect to the shares held in the name of Mount Union Corp. Stuart Baker, Joerg Fischer, Charles Lubar, Christopher Mitchell, Leslie Schreyer and Jonathan White exercise the shared voting power with respect to the shares held in the name of Chelsea Trust Company Limited.  Jonathan White, Joerg Fischer and Steven Meiklejohn exercise the shared voting power with respect to the shares held in the name of Crestflower Corporation.  Jonathan White, Joerg Fischer, John Crellin and Steven Meiklejohn are the directors of Ginola Limited and exercise the shared voting power with respect to the shares held in the name of Ginola Limited.

(3) This figure represents (1) 783,325 shares of common stock owned by Rainbow Gate Corporation; and (ii) 937,333 shares of common stock underlying convertible preferred shares. Mortimer D. A. Sackler exercises the sole voting power with respect to the shares held in the name of Rainbow Gate Corporation but disclaims beneficial ownership of such shares.

(4) This figure represents 233,471 shares of common stock owned by Mr. Cronson, 180,925 shares of common stock underlying options, and 160,000 shares of common stock underlying convertible preferred shares held directly and indirectly by Paul Cronson. This includes (i) 13,294 shares of common stock held indirectly by a family member of Paul Cronson; and (ii) 220,177 shares of common stock and 160,000 shares of common stock underlying convertible preferred shares held indirectly by Navacorp III, LLC. Mr. Cronson exercises the sole voting power with respect to the shares held in the name of Navacorp III, LLC.

(5) This figure represents shares underlying options.

(6) This figure represents shares underlying options.

(7) This figure represents shares underlying options.

(8) This figure represents shares underlying options.

(9) This figure represents shares underlying options.

(10) This figure represents 11,219 shares of common stock owned by Olivier Prache and 47,126 shares underlying options.

(11) This figure represents shares underlying options.

(12) This figure represents shares underlying options.

(13) This figure represents shares underlying options.

(14) This figure represents:  (i) 244,690 shares; (ii) 160,000 shares of common stock underlying convertible preferred shares; and (iii) 1,601,995 shares of common stock issuable upon exercise of stock options.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Item 1 - Proposal for the Election of Seven Directors” on page 19. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Our Board currently consists of seven persons and all of them have been nominated by the Company to stand for election.

Name	Age	Position
Claude Charles (1)(2*)(3)	74	Director
Paul Cronson (2)	54	Director
Irwin Engelman (1*)	77	Director
Dr. Leslie G. Polgar (3)	68	Director
Andrew G. Sculley	60	Chief Executive Officer, President, and Director
Brig. General Stephen Seay (U.S. Army Ret.) (1)(2)(3*)	65	Director
Dr. Jill J. Wittels	62	Director, Chair of the Board

(1)	Audit Committee
(2)	Governance & Nominating Committee
(3)	Compensation Committee

* Committee Chair

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

 How often did the Board meet during fiscal 2010?

During 2010, the Board of Directors held 14 meetings.  Each director attended no fewer than 87% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees. Information concerning the function of each Board committee follows.

Audit Committee

The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter, which is posted on our Corporate Governance landing page, under the tab labeled “Investors” on our website at http://www.emagin.com.  The current members of the Audit Committee are Irwin Engelman (Chairman), Claude Charles and Stephen Seay. The Board has determined that Mr. Engelman is an “audit committee financial expert” as defined by the SEC.  During 2010, the Audit Committee held 4 meetings in person or through conference calls.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of our executive officers, and administers our stock option and incentive compensation plans. The Compensation Committee has adopted a Charter, which is posted on our Corporate Governance landing page, under the tab labeled “Investors” on our website at http://www.emagin.com. The current members of the Compensation Committee are Stephen Seay (Chairman), Claude Charles, and Leslie Polgar. During 2010, the Compensation Committee held 5 meetings in person or through conference calls.

 Governance and Nominating Committee

The Governance and Nominating Committee is responsible for considering potential Board members, nominating Directors for election to the Board, implementing the Company’s corporate governance policies, and for all other purposes outlined in the Governance and Nominating Committee Charter, which is posted which is posted on our Corporate Governance landing page, under the tab labeled “Investors” on our website at http://www.emagin.com.   The current members of the Governance and Nominating Committee are Claude Charles (Chairman), Paul Cronson and Stephen Seay. During 2010, the Governance and Nominating Committee held 2 meetings in person or through conference calls.

 Nomination of Directors

As provided in its charter, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Governance and Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;
•	the ability to exercise sound judgment;
•	the ability to make independent analytical inquiries;
•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and
•	the appropriate and relevant business experience and acumen.

The Governance and Nominating Committee will consider nominees recommended by shareholders if such recommendations are made in writing to the committee. The Governance and Nominating Committee does not plan to change the manner in which the committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

                The Governance and Nominating Committee does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

            At least a majority of the directors on the Board must be independent directors as defined in the rules of the NYSE Amex.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chair of the Board of Directors and Chief Executive Officer. Given the demanding nature of these positions, the Board believes it is appropriate to separate the positions of Chair and Chief Executive Officer.

The Board of Directors has determined that each of our current directors, except for Mr. Sculley, is an “independent director” as that term is defined in the listing standards of the NYSE Amex.  The Board of Directors has also determined that each member of the Audit Committee, Compensation Committee and Governance and Nominating Committee meets the independence standards applicable to those committees prescribed by the NYSE Amex and the SEC.  In making this decision, the Board considered all relationships between the Company and the directors, including Dr. Wittels' role as (and compensation related to) a consultant to the Company from April through July of 2011. The Board determined each such relationship, and the aggregate of such relationships, to be immaterial to the applicable director’s ability to exercise independent judgment.

Our Board has overall responsibility for risk oversight. The oversight is conducted primarily through committees of the Board of Directors, as disclosed in each of the descriptions of each of the committees above and in the charters of each of the committees, but the full Board of Directors has retained responsibility for general oversight of risks.

Stockholder Communications

Shareholders requesting communication with directors can do so by writing to eMagin Corporation, c/o Corporate Secretary, 3006 Northup Way, Suite 103, Bellevue, WA 98004, or emailing to staylor@emagin.com.  At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Secretary would contact either the Chair of the Board of Directors or the chairman of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and principal accounting officer. The Code of Ethics and Business Conduct is posted on our website at http://www.emagin.com.

COMPENSATION OF DIRECTORS

            The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended December 31, 2010.

Name	Fees earned or paid in cash($)	Stock awards ($)	Option awards($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compens- ation ($)	Total($)
Claude Charles	32,500	-	170,950	-	-	-	203,450
Paul Cronson	22,750	-	170,950	-	-	-	193,700
Irwin Engelman	35,000	-	170,950	-	-	-	205,950
Jack Goldman (1)	28,750	-	113,200	-	-	-	141,950
Thomas Paulsen (1)	83,250	-	213,700	-	-	-	296,950
Leslie Polgar	1,500	-	57,750	-	-	-	59,250
Stephen Seay	28,750	-	170,950	-	-	-	199,700

(1)	As of November 18, 2010, Mr. Goldman and Admiral Paulsen were no longer directors.

The following table sets forth information with respect to the outstanding equity awards of our directors as of December 31, 2010:

OUTSTANDING EQUITY AWARDS AT YEAR-END
	Option awards					Stock awards
Name and principal	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options (#)	Equity incentive plan awards: Number of securities underlying unexercised options	Options exercise price	Option expiration	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity incentive plan awards: Number of unearned shares other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
position	Exercis-able	Unexercis-able	(#)	($)	Date	(#)	($)	(#)	($)
Claude Charles	3,250	-	3,250	2.60	April 5, 2011	-	-	-	-
	1,950	-	1,950	2.60	June 15, 2014	-	-	-	-
	975	-	975	2.60	September 30, 2015	-	-	-	-
	3,900	-	3,900	2.60	December 31, 2015	-	-	-	-
	12,700	-	12,700	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	30,000	-	30,000	0.70	July 24, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	52,500	-	52,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-
	25,000	-	25,000	3.69	April 15, 2020	-	-	-	-
	25,000	-	25,000	2.99	July 15, 2020	-	-	-	-
	15,000	-	15,000	5.62	November 18, 2020	-	-	-	-

Paul Cronson	1,625	-	1,625	2.60	June 15, 2014	-	-	-	-
	10,400	-	10,400	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	25,000	-	25,000	1.18	July 1. 2019	-	-	-	-
	25,000	-	25,000	3.69	April 15, 2020	-	-	-	-
	25,000	-	25,000	2.99	July 15, 2020	-	-	-	-
	15,000	-	15,000	5.62	November 18, 2020	-	-	-	-

Irwin Engelman	3,900	-	3,900	2.60	October 3, 2012	-	-	-	-
	975	-	975	2.60	September 30, 2015	-	-	-	-
	163	-	163	2.60	October 3, 2015	-	-	-	-
	5,038	-	5,038	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	30,000	-	30,000	0.70	July 24, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	37,500	-	37,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-
	25,000	-	25,000	3.69	April 15, 2020	-	-	-	-
	25,000	-	25,000	2.99	July 15, 2020	-	-	-	-
	15,000	-	15,000	5.62	November 18, 2020	-	-	-	-

Jacob Goldman (1)	2,113	-	2,113	2.60	June 15, 2014	-	-	-	-
	650	-	650	2.60	September 30, 2015	-	-	-	-
	488	-	488	2.60	October 3, 2015	-	-	-	-
	3,900	-	3,900	2.60	December 31, 2015	-	-	-	-
	12,026	-	12,026	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	30,000	-	30,000	0.70	July 24, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	67,500	-	67,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-
	25,000	-	25,000	3.69	April 15, 2020	-	-	-	-
	25,000	-	25,000	2.99	July 15, 2020	-	-	-	-

Thomas Paulsen (1)	1,300	-	1,300	2.60	June 15, 2014	-	-	-	-
	1,625	-	1,625	2.60	September 30, 2015	-	-	-	-
	3,250	-	3,250	2.60	October 3, 2015	-	-	-	-
	813	-	813	2.60	December 31, 2015	-	-	-	-
	11,213	-	11,213	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	20,000	-	20,000	0.70	July 24, 2018	-	-	-	-
	112,500	-	112,500	0.70	April 1, 2019	-	-	-	-
	37,500	-	37,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-
	25,000	-	25,000	3.69	April 15, 2020	-	-	-	-
	75,000	-	75,000	2.99	July 15, 2020	-	-	-	-

Leslie Polgar	15,000	-	15,000	5.62	November 18, 2020	-	-	-	-

Stephen Seay	3,900	-	3,900	2.60	February 14, 2016	-	-	-	-
	3,900	-	3,900	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	20,000	-	20,000	0.70	July 24, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	37,500	-	37,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-
	25,000	-	25,000	3.69	April 15, 2020	-	-	-	-
	25,000	-	25,000	2.99	July 15, 2020	-	-	-	-
	15,000	-	15,000	5.62	November 18, 2020	-	-	-	-

_______________________
(1) As of November 18, 2010, Mr. Goldman and Admiral Paulsen were no longer directors.

Compensation for the Chairman

Admiral Paulsen served as Non-Executive Chairman in 2010 until November 18, 2010; as compensation for his service he received $53,000 in the form of a cash retainer and a grant of 50,000 options to purchase Company Common Stock.  Mr. Engelman began serving as Interim Non-Executive Chairman in November 2010 and received a retainer of $7,000 for his service.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and managing our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our restated audited financial statements for the year ended December 31, 2010 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our restated audited financial statements be included in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010.

Respectfully submitted by the Audit Committee,

Irwin Engelman, Chairman
Claude Charles
Brig. Gen. Stephen Seay (U.S. Army, Ret.)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Position
Andrew G. Sculley	60	Chief Executive Officer and President
Paul Campbell	56	Chief Financial Officer and Treasurer
Jerome Carollo	59	Senior Vice President, Business Development
Amalkumar Ghosh	57	Senior Vice President, Research and Development
Olivier Prache	52	Senior Vice President, Display Operations and Manufacturing
Susan Taylor	51	Senior Vice President, General Counsel and Secretary

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers:

Andrew G. Sculley became the Company’s Chief Executive Officer and President on June 1, 2008 and was appointed to the Board of Directors on November 2, 2009.  Mr. Sculley served as the General Manager of Kodak’s OLED systems Business Unit and Vice President of Kodak’s Display Business from 2004 to 2008. From 2003 to 2006, he served on the Board of Directors of SK Display, a joint venture between Sanyo and Kodak. From 1996 to 2001 Mr. Sculley served as the Manager of Operations, CFO and member of the Board of Directors of Kodak Japan Ltd., where he managed Distribution, Information Technologies, Legal, Purchasing and Finance. Previously, he held positions in strategic planning and finance in Eastman Kodak Company.  Mr. Sculley holds an MBA from Carnegie-Mellon University and an M.S. in physics from Cornell University. He attended Harvard University’s International Senior Management Program while an executive at Kodak.

Paul Campbell became the Company’s Chief Financial Officer and Treasurer as of May 8, 2009.  Prior to this date, he had served as the Company’s Interim Chief Financial Officer since April 15, 2008.  He served as Interim Corporate Secretary from September, 2010 to February, 2011. Mr. Campbell is a partner with Tatum, LLC (“Tatum”), an executive services firm, since November 2007.  Mr. Campbell served as the Chief Financial Officer of four public companies, including Checkers Drive-In Restaurants, Inc, which until 2006 was traded on the Nasdaq and as Chief Financial Officer of Famous Dave’s of America, Inc., which is currently trading on the Nasdaq.  Mr. Campbell also served as Chief Financial Officer of Sonus Corporation, a medical device retailer, and from May 2007 through October 2007 he served as Chief Financial Officer of Organic To Go, Inc., an emerging publicly-held food company.  From 2001 through April 2007, Mr. Campbell owned and operated Campbell Capital, LLC, a consulting and investment firm in Seattle, Washington providing strategic planning and financing services to small businesses.  Mr. Campbell received his MBA from Pepperdine University and his B.A. degree in Business Economics from the University of California at Santa Barbara.

Jerome T. Carollo has served as the Senior Vice President of Business Development since March 15, 2011.  He joined eMagin from Intevac Vision Systems where he held the positions of Vice President/General Manager and Vice President of Strategic Planning and Business Development since 2007. He was responsible for developing the domestic and international business strategy for Intevac’s digital night vision systems, sensors, and helmet mounted and eyewear displays. From 2006 to 2007, he was the President and CEO of Creative Display Systems, a company he co-founded to provide innovative microdisplay and optical systems for both commercial and military markets, which he then sold to Intevac. Prior to this, Mr. Carollo held positions of increasing responsibility in the optical and display business including positions with Rockwell Collins Optronics and Kaiser Electro-Optics.  Mr. Carollo holds a B.S. degree in Physics from the State University of New York and an M.S. in Optics from the University of Rochester's Institute of Optics.

Dr. Amalkumar Ghosh was appointed as Senior Vice President of Research and Development in April 2009, after serving as Vice President of OLED Research and Development at the Company since 2005. He is responsible for new microdisplay technology development, government programs, intellectual property and manufacturing process engineering.  Dr. Ghosh has more than twenty five years of industrial research and development experience.  From 2002 to 2005 he was employed by Eastman Kodak Company where he focused on OLED display technology.  From 1995 to 2002 he was employed by the Company.  From 1985 to 1995 he was employed by IBM Corporation where he was involved with semiconductor and LCD display technologies. He has numerous publications and patents to his credit and has been recognized as a leader by the Society for Information Display.  He earned a Ph.D. degree in Physics from Massachusetts Institute of Technology in 1985.

Olivier Prache was appointed Senior Vice President, Display Operations and Development in February 2005, after overseeing microdisplay product development by the Company since 1995, when he joined the Company’s predecessor, FED Corporation.  He was employed by Philips-LCOS from 2002 until  2004, when he rejoined the Company.   His current responsibilities encompass managing OLED manufacturing and product development.  Prior to joining the Company’s predecessor in 1995, he worked for Pixtech in France and OIS Optical Imaging Systems in Troy, Michigan. He received his Diplôme d’Ingénieur from E.N.S.E.R.G., in Grenoble France in 1983. Mr. Prache has published numerous papers and holds several patents related to the design of OLED-on-silicon microdisplays.

Susan Taylor joined the Company on February 1, 2011 as Senior Vice President, General Counsel and Corporate Secretary.  Prior to joining the Company, Ms. Taylor provided legal services as a consultant to companies including Amazon.com, Inc. and Avanade Inc.  From September 2008 to February 2009, Ms. Taylor served as Senior Vice President of JP Morgan Chase Bank subsequent to its acquisition of Washington Mutual Bank.  Ms. Taylor joined Washington Mutual in 1999, and at the time of the bank’s acquisition in 2008 served as Associate General Counsel, Senior Vice President and Corporate Secretary.  Prior to that, Ms. Taylor was a partner with Foster Pepper PLLC, a regional law firm based in Seattle.  Ms. Taylor holds a B.S. in Human Biology from Stanford University and a J.D. from the University of California, Berkeley.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executives has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objectives of our compensation program are as follows:

•	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares; and

•	Attract, hire and retain well-qualified executives.

The compensation level of our executives generally reflects their unique position and is designed to provide an incentive to positively affect our future operating performance and shareholder value. Part of the compensation of our executives is from equity compensation, primarily through stock option grants. The stock option exercise price is generally the fair market value of the stock on the date of grant. Therefore, a gain is only recognized if the value of the stock increases, which promotes a long term alignment between the interests of the Company’s executives and its shareholders. For that reason, stock options are a component of 100% of our employees’ salary package.

Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, are determined informally and judgmentally, on an individual-case basis, taking into consideration each executive's unique talents and experience as they relate to our needs, as well as the Company’s performance. Executive compensation is paid or granted pursuant to each executive's compensation agreement. Compensation adjustments are made occasionally based on changes in an executive's level of responsibility or on changed local and specific executive employment market conditions.

The Board of Directors has established a Compensation Committee, comprised exclusively of independent outside directors which approves all compensation and awards to executive management. The Compensation Committee includes members with executive level experience in other companies who bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

Generally on its own initiative, at least annually, the Compensation Committee reviews the performance of executives and establishes compensation levels based on the performance evaluation, historical compensation levels of the executives, levels of responsibility and contributions to the Company, and comparable broad-based position studies provided by independent sources.  With respect to equity compensation, the Compensation Committee approves all option grants, generally based on the recommendation of the President and Chief Executive Officer, except that the Chief Executive Officer and Chief Financial Officer have been delegated authority to approve grants made to newly hired employees based on a percentage of the employee’s initial salary. Executives are eligible to receive bonus compensation at the discretion of the Compensation Committee, which is primarily based on the achievement of certain goals and objectives and the executive’s contributions to the Company. Executives also are entitled to participate in the same benefit plans that are available to other Company employees.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has been an officer or employee of eMagin during years ending December 31, 2008, 2009 and 2010, except as noted below.  In addition, during the most recent fiscal year, no eMagin executive officer served on the Compensation Committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Compensation Committee or Board.   On January 31, 2008, Dr. K.C. Park resigned as our Interim Chief Executive Officer and President and Thomas Paulsen, who was then director and Chairman of both the Board of Directors and the Compensation Committee, assumed that role on an interim basis until June 1, 2008 when Andrew G. Sculley, Jr. joined the Company as Chief Executive Officer and President.  No change in Admiral Paulsen’s compensation occurred as a result of his accepting the temporary position of Interim Chief Executive Officer and President.  Admiral Paulsen served as a director until November, 2010.

Compensation Committee Report of Executive Compensation

The Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.  Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in eMagin’s 10-K for the fiscal year ending December 31, 2010, as amended. This report is provided by the following independent directors, who comprise the Committee:

Stephen Seay (Chairman)
Leslie Polgar
Claude Charles

Summary Compensation Table

The following table sets forth information regarding compensation paid to our principal executive officer, principal financial officer, and our highest paid executive officer, all of whose total annual salary and bonus for the years ended December 31, 2010, 2009 and 2008 exceeded $100,000.

SUMMARY COMPENSATION TABLE
		Salary	Bonus	Stock Awards		Option awards	Non-equity incentive plan compens- ation	Change in pension value and non-qualified deferred compensation	All Other Compensation		Total
Name and principal position	Year	($)	($)	($)		($), (a)	($)	($)	($)		($)
Andrew G. Sculley, President and Chief Executive Officer (1)
	2010	321,231	25,550	-		29,795	-	-	-		376,576
	2009	317,115	-	-		-	-	-	-		317,115
	2008	161,923	-	-		287,150	-	-	-		449,073

K.C. Park, Interim President and Chief Executive Officer (2)	2010	-	-	-		-	-	-	-	-	-
	2009	-	-	-		-	-	-	-	-	-
	2008	105,817	60,000	-	(7)	42,371	-	-	75,000	(8)	283,188

Paul Campbell, Chief Financial Officer (3)	2010	283,085	22,516	-		26,256	-	-	-		331,857
	2009	287,331	-	-		222,326	-	-	-		509,657
	2008	203,539	-	-		-	-	-	-		203,539

Michael D. Fowler, Interim Chief Financial Officer (4)	2010	-	-	-		-	-	-	-		-
	2009	-	-	-		-	-	-	-		-
	2008	84,808	-	-		-	-	-	-		84,808

John D. Atherly, Chief Financial Officer (5)	2010	-	-	-		-	-	-	-		-
	2009	-	-	-		-	-	-	-		-
	2008	44,628	-	-		-	-	-	-		44,628

Susan Jones, Executive Vice President, Chief Business Officer, and Secretary (6)	2010	184,389	-	-		47,613	-	-	776,728	(9)	1,008,730
	2009	316,212	-	-		-	-	-	238,220	(10)	554,432
	2008	329,916	-	-		-	-	-	189,325	(10)	519,241

(1) Mr. Sculley has been serving as our President and Chief Executive Officer as of June 1, 2008.
(2) Dr. Park was appointed Interim President and Chief Executive Officer in January 2007 and resigned his post in January 2008.  Prior to January 2007, Dr. Park served as
Executive Vice President of International Operations.  Dr. Park provided consulting services from February 1, 2008 through August 1, 2008.

(3) Mr. Campbell has been serving as our Chief Financial Officer as of May 8, 2009. Prior to this date, he had served as our Interim Chief Financial Officer since April 15, 2008.
(4) Mr. Fowler resigned as Interim Chief Financial Officer as of April 14, 2008.
(5) Mr. Atherly resigned as Chief Financial Officer in January 2008.
(6) Ms. Jones resigned as Executive Vice President, Chief Business Officer, and Secretary in May 2010.
(7) This amount represents options issued pursuant to Mr. Park’s consulting agreement.
(8) This amount represents consulting fees paid pursuant to Mr. Park’s consulting agreement.
(9) This amount represents a severance payment to Ms. Jones of $473 thousand and earned sales incentive compensation in the amount of $304 thousand by Ms. Jones.
(10)This amount represents sales incentive compensation earned by Ms. Jones.
Column note:
(a) The amounts in this column represent the fair value of option awards to the named executive officer as computed on the date of the option grants using the Black-Scholes option-pricing model.

Grants of Plan-Based Awards

Grants of Plan-Based Awards

The following table sets forth information regarding stock option awards to our named executive officers under our stock option plans for the year ended December 31, 2010 as follows:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)	Total Grant Date Fair Value ($)
Andrew G. Sculley	March 3, 2010 (1)	25,796	1.94	29,795
Paul Campbell	March 3, 2010 (1)	22,733	1.94	26,256
Susan Jones	March 3, 2010 (1)(2)	25,393	1.94	47,613

(1)	1/2 of the grant is exercisable immediately and the remaining 1/2 is exercisable on the first anniversary.
(2)	Ms. Jones resigned in May 2010 and all unvested options vested immediately.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the outstanding equity awards of our principal executive officers and principal financial officer during 2010, and each person who served as an executive officer of eMagin Corporation as of December 31, 2010:

OUTSTANDING EQUITY AWARDS AT YEAR-END
	Option awards					Stock awards
Name and principal position	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised options (#)	Options exercise price ($)	Option expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Andrew G. Sculley, President and Chief	409,800	-	409,800	0.81	June 2, 2015	-	-	-	-
Executive Officer	12,898	12,898	25,796	1.94	March 3, 2017	-	-	-	-

Paul Campbell, Chief	136,667	113,333	250,000	1.09	May 8, 2014	-	-	-	-
Financial Officer	11,367	11,366	22,733	1.94	March 3, 2017	-	-	-	-

Option Exercises and Stock Vested

The following table sets forth information regarding stock option exercises by our named executive officers for the year ended December 31, 2010 as follows:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Andrew G. Sculley, President and Chief Executive Officer	90,200	390,130	-	-
Paul Campbell, Chief Financial Officer	90,000	322,029	-	-
Susan Jones, Executive Vice President, Chief Business Officer, and Secretary (1)	63,343	44,630	-	-
(1) Ms. Jones resigned as Executive Vice President, Chief Business Officer, and Secretary in May 2010.

Pension Benefits

            eMagin does not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

 eMagin does not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Employment and Separation Agreements

2011

Effective as of June 1, 2011, eMagin and Andrew G. Sculley, Jr. entered into an executive employment agreement (the “Sculley Employment Agreement”), pursuant to which Mr. Sculley will continue serving as the Company’s President and Chief Executive Officer.  The Sculley Employment Agreement will continue until December 31, 2013 unless it is terminated sooner pursuant to its terms.  Under the Employment Agreement, Mr. Sculley will be paid an annual salary of $384,000.   Pursuant to the agreement, the Company shall use reasonable efforts to submit a proposal to its shareholders at its next annual meeting relating to the approval of a new incentive stock plan (“Plan”). Provided that the Plan is approved by the Company’s shareholders holding the required number of shares of the Company’s voting securities (the “Approval”), within ten days of such Approval, the Company and Mr. Sculley shall enter into an agreement, which agreement shall entitle Mr. Sculley to receive a mix of stock options (the “Options”) and/or restricted shares of the Company’s Common Stock, valued at $400,000 (based on a Black Scholes valuation method for the Options and the market price on the day of the grant for the restricted stock). Within ten days of the Annual Meeting, provided that the Approval was obtained, the Compensation Committee or Board shall meet to determine the appropriate mix of Options and restricted shares to be awarded.  The Options shall entitle Mr. Sculley to  purchase shares of the Company’s common stock at an exercise price equal to the closing price on the date the Options are granted, which options shall vest as follows: (i) 1/3 shall vest on the 1st annual anniversary of the Employment Agreement, (ii) 1/3 shall vest on the 2nd annual anniversary of the Employment Agreement and (iii) 1/3 shall vest on December 31, 2013. The restricted shares, if any, shall have such vesting terms as may be determined by the Compensation Committee in their discretion prior to the grant.

Pursuant to the Employment Agreement, Mr. Sculley’s employment may be terminated by the Company with or without cause and he may terminate his employment for Good Reason (as defined in the Sculley Employment Agreement) and such other reasons set forth in the Sculley Employment Agreement. If Mr. Sculley’s employment agreement is terminated without cause or if he terminates it for Good Reason, then  Mr. Sculley, at the Company’s sole discretion,  shall  be entitled to the lesser of (i) the total amount of his  base salary that remains unpaid under the Employment Agreement, which shall be paid monthly or (ii)  monthly salary payments for twelve (12) months, based on his  monthly rate of base salary at the date of such termination, provided, however in lieu of the aforementioned monthly payments, the Company may in its sole  discretion pay such payments in a lump-sum. Mr. Sculley shall also be entitled to receive (i) payment for accrued and unpaid vacation pay and (ii) all bonuses that have accrued during the term of the Employment Agreement, but have not been paid. Additionally, any non-vested options held by Mr. Sculley shall vest immediately.

If the Employment Agreement is terminated with cause or if Mr. Sculley terminates it without Good Reason then Mr. Sculley shall cease to accrue salary, personal time off, benefits and other compensation on the date of such termination.

2010

Pursuant to the Employment Agreement between the Company and Susan Jones (as previously amended and extended, the “Jones Employment Agreement”), the term of Ms. Jones’ contract with the Company ended May 12, 2010 and her employment with the Company ceased at that time. Under the terms of the Employment Agreement between Susan Jones and the Company, Ms. Jones was entitled to a payment of eighteen months salary totaling approximately $473 thousand which payment was made as of June 30, 2010, incentive payments of 1% of revenue paid quarterly for a period of eighteen months, continuation of health insurance for twenty four months and a moving allowance for personal effects of $7.5 thousand. In addition, 12,696 unvested options immediately vested and became exercisable upon termination.

2009

On May 8, 2009, the Company signed a three year executive employment agreement with Paul Campbell to serve as the Company’s Chief Financial Officer, Senior Vice President and Treasurer.  Mr. Campbell had been serving as the Company’s Interim Chief Financial Officer since April 15, 2008.  Pursuant to the employment agreement, Mr. Campbell is paid an annual salary of $282,000 and was granted options to purchase 340,000 shares of the Company’s common stock which are exercisable at $1.09 per share, the market price on the date of the grant.  The options vest as follows:  one third of the options vest immediately and one third will vest annually on the subsequent two anniversary dates.   If Mr. Campbell voluntarily terminates his employment with the Company, other than for good reason as defined in the employment agreement, he shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Mr. Campbell’s employment with or without cause.  If the Company terminates without cause, Mr. Campbell will be entitled to one year of salary.

2008

Effective April 15, 2008, Mr. Paul Campbell began serving as the Company’s Interim Chief Financial Officer pursuant to an agreement between the Company and Tatum, LLC, dated April 2, 2008 (the “Tatum Agreement”).  Pursuant to the Tatum Agreement, for a minimum term of three months, Mr. Campbell was paid a salary of $24,500 per month and the Company paid Tatum a fee of $10,500 per month plus $300 per business day.  The Tatum Agreement was modified in January 2009 to exclude the $300 per business day. Either party may terminate the Tatum Agreement by providing the other with at least 30 days’ notice.

Effective April 14, 2008, Michael D. Fowler, the Company’s Interim Chief Financial Officer, resigned his position with the Company. There was no separation agreement executed between Mr. Fowler and the Company. Michael D. Fowler became the Company’s Interim Chief Financial Officer effective December 27, 2007.

Effective January 31, 2008, K.C. Park resigned as Interim Chief Executive Officer, President and Director.  Dr. Park and the Company entered into a Separation Agreement and General Release (“Separation Agreement”).  The Company recorded severance expense of $60,000.  Dr. Park and the Company also entered into a Consulting Agreement (“Agreement”) for the term, February 1 through August 1, 2008.  Dr. Park was paid a sum of $75,000.  In addition to the compensation, Dr. Park received non-qualified stock options to acquire 56,250 shares of common stock which were fully vested and exercisable on the dates of the grant.   On May 1, 2008, Dr. Park received non-qualified stock options to acquire 51,703 shares of common stock at the fair market value which  are fully vested.

Effective January 30, 2008, the Company entered into an amended employment agreement with Susan K. Jones, Chief Business Officer.  The amended agreement provided for an annual base salary of $315 thousand, an extension of the term of the agreement to January 31, 2010, modification and clarification of the basis for the incentive component of her salary, and extension of the change-of-control/material change/termination-without-cause compensation payout periods to the greater of 18 months or the remaining term of the amended employment agreement.  On March 3, 2010, the Company and Susan Jones signed an agreement that extended the termination date of the employment agreement (as amended) between the Company and Ms. Jones until the sooner to occur of April 30, 2010, the date on which a new employment agreement is executed or when negotiation of a new employment agreement has ceased.

Effective January 2, 2008, John Atherly resigned as Chief Financial Officer.  There was no separation agreement executed between Mr. Atherly and the Company.

Transactions with Related Persons

At no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or been involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported to the extent required under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of eMagin common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2010 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with except as noted below:

Form 4s were filed late for Messieurs Sculley, Campbell, Engelman, Charles, Cronson, Goldman, Paulsen and Seay, and Ms. Jones; a Form 3 was filed late for Mr. Polgar; and Mr. Goldman has not filed two Form 4s.

ACTIONS TO BE TAKEN AT THE MEETING

ITEM 1

PROPOSAL FOR ELECTION OF SEVEN DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below, all of whom are currently serving as directors, be elected to hold office until the next annual meeting of  stockholders and until their successors are duly elected and qualified. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as director if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

           Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Claude Charles	74	Director
Paul Cronson	54	Director
Irwin Engelman	77	Director
Leslie G. Polgar	68	Director
Andrew G. Sculley	60	Director
Stephen Seay	65	Director
Jill J. Wittels	62	Director

Claude Charles	Director Since 2000
Claude Charles has served as a director since April of 2000. During 2005 and 2006, Mr. Charles was lead independent non-executive director on the Board of Pacific Internet Inc, Singapore. Mr. Charles has served as President of Azur Capital Limited since 1999. From 1996 to 1998 Mr. Charles was Chairman of Equinox Group Holdings. Prior to 1996, Mr. Charles also served as a director and in senior executive positions at SG Warburg and Co. Ltd., Peregrine Investment Holdings, Trident International Finance Ltd., and Dow Banking Corporation. Mr. Charles holds a B.S. in economics from the Wharton School at the University of Pennsylvania and a M.S. in international finance from Columbia University. Mr. Charles’s business and financial knowledge and experience led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Paul Cronson	Director since 2003
Paul Cronson has served as a director since July of 2003. Mr. Cronson is Managing Director of Larkspur Capital Corporation, which he co-founded in 1992. Larkspur is a broker dealer that is a member of FINRA and advises companies seeking private equity or debt. Mr. Cronson's career in finance began in 1979 at Laidlaw, Adams Peck where he worked in asset management and corporate finance. From 1983 to 1985, Mr. Cronson worked with Samuel Montagu Co., Inc. in London, where he marketed eurobond issuers and structured transactions. Subsequently from 1985 to 1987, he was employed by Chase Investment Bank Ltd., where he structured international debt securities and he developed synthetic asset products using derivatives. Returning to the U.S., he joined Peter Sharp Co., where he managed a real estate portfolio, structured financings and assisted with capital market investments until 1992. Mr. Cronson received his BA from Columbia College in 1979, and his MBA from Columbia College in 1982. He is on the Board of the Evelyn Sharp Foundation in New York, a private foundation supporting various not for profit endeavors. Mr. Cronson’s business management and financial experience and knowledge led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Irwin Engelman	Director since 2005
Irwin Engelman has served as a director since May of 2005 and served as Non-Executive Interim Chairman from November 2010 to August 2011.  He is currently a consultant to various industrial companies and is a director of WellGenCorp., a neutrogenic products and technology company and has served on its board for twelve years.  Mr. Engelman was a director of Sanford C. Bernstein Mutual Funds, a publicly-traded company, and chairman of its audit committee, from 2000 to 2010.  From November 1999 until April 2002, he served as Executive Vice President and Chief Financial Officer of YouthStream Media Networks, Inc., a media and retailing company serving high school and college markets. From 1992 until April 1999, he served as Executive Vice President and Chief Financial Officer of MacAndrews and Forbes Holdings, Inc., a privately-held financial holding company. From November 1998 until April 1999, he also served as Vice Chairman, Chief Administrative Officer and a director of Revlon, Inc., a publicly-traded consumer products company. From 1978 until 1992, he served as an executive officer of various public companies including International Specialty Products, Inc. (a subsidiary of GAF Holdings Inc.), CitiTrust Bancorporation, General Foods Corporation and The Singer Company. Mr. Engelman received a BBA in Accounting from Baruch College in 1955 and a Juris Doctorate from Brooklyn Law School in 1961. He was admitted to practice law in the State of New York in 1962. In addition, he was licensed as a CPA in the State of New Jersey in 1966. Mr. Engelman’s experience as a director of public companies, as well as his accounting and financial experience and knowledge, led the Governance and Nominating Committee to the conclusion that Mr. Engelman should serve on the Board of Directors, given the Company’s business and structure.

Leslie G. Polgar	Director since 2010
Dr. Leslie G. Polgar has served as a director since November of 2010.  Mr. Polgar has been founder and executive officer of Talpra Consulting, since 1994, where he serves as a consultant to investors and technology companies. From 2005 to 2007 Dr. Polgar was chief executive officer and a member of the board of directors of Forth Dimension Displays Ltd. in Dalgety Bay, Scotland. From 2000 to 2003, Dr. Polgar was the founder and president of Eastman Kodak’s Display Products, where he led the successful commercialization of the world’s first full color organic light emitting diode display (OLED).  Since 2008, Dr. Polgar has taught the capstone Entrepreneurship and Business Development course in the MBA program at St. Mary’s College of California. Dr. Polgar has been active as judge or mentor for the UC Berkeley’s Haas School of Business since 1999. Dr. Polgar’s board experience includes: Shotgun Players Theater Company (non-profit, US) and for-profits Interschola (US), Forth Dimension Displays (UK), SK Display (Japan), Bertram Labs/Chemetall GmbH (US-Germany), and Chemical Suppliers Inc. (US). Dr. Polgar earned an MBA (U. of Connecticut), a PhD and MS in physics (Carnegie Mellon University) and a BS in physics/math (U. of Michigan).   Dr. Polgar’s scientific and technical knowledge and his experience in the industry led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Andrew G. Sculley	Director since 2009
Andrew G. Sculley became the Company’s Chief Executive Officer and President on June 1, 2008 and was appointed to the Board of Directors on November 2, 2009. Mr. Sculley served as the General Manager of Kodak’s OLED systems Business Unit and Vice President of Kodak’s Display Business from 2004 to 2008. From 2003 to 2006, he served on the Board of Directors of SK Display, a joint venture between Sanyo and Kodak. From 1996 to 2001 Mr. Sculley served as the Manager of Operations, CFO and member of the Board of Directors of Kodak Japan Ltd., where he managed Distribution, Information Technologies, Legal, Purchasing and Finance. Previously, he held positions in strategic planning and finance in Eastman Kodak Company.  Mr. Sculley holds an MBA from Carnegie-Mellon University and an MS in physics from Cornell University. He attended Harvard University’s International Senior Management Program while an executive at Kodak. Mr. Sculley’s experience as the Company’s Chief Executive Officer and technical and business management experience at Kodak’s Display Business, SK Display and Kodak Japan Ltd., led the Governance and Nominating Committee to the conclusion that Mr. Sculley should serve on the Board of Directors, given the Company’s business and structure.

Stephen Seay	Director since 2006
            Brig. General Stephen Seay (U.S. Army, Ret.) has served as a director since January 2006. Brig. General Seay founded Seay Business Solutions, LLC, Florida veteran owned small business, in 2006.   Brig. General Seay provides expertise in high technology operational modeling, simulation, education and training, mission command, cyber operations, strategic planning, resource management/allocation, operations research and system life cycle planning, programming, execution, and sustainment.  He held a wide variety of command and staff positions during his thirty-three year Army career, culminating as the Commanding General, Joint Contracting Command-Iraq/Head of Contracting Authority, Operation Iraqi Freedom (2004-2005) and Program Executive Officer, Simulation, Training and Instrumentation (PEO STRI) from 2000-2005.  He performs corporate and independent director responsibilities as a member of audit, compensation, finance, governance and executive committees.  He is an Associate in The Spectrum Group, Alexandria, Virginia and CMA & Associates, Virginia Beach, Virginia.  He serves on the Board of Directors and as Treasurer for Kid’s House of Seminole County, Florida (children’s advocacy), Orlando Science Center, Orlando, Florida (STEM) and on the Board of Advisors, ADS Tactical Corporation, Virginia Beach, Virginia (force provider).  Brig. General Seay holds a Bachelor of Science degree from the University of New Hampshire and a Master of Science degree from the North Carolina State University.  Brig. General Seay’s Army operational experience and understanding of high technology devices, optics and digital displays, his business knowledge and experience in transitioning emerging technology into practical applications led the Governance and Nominating Committee to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Jill J. Wittels	Director since August, 2011
Dr. Wittels has served as a director and Chair of the Board since August, 2011.  She served on the Company’s Board previously from 2003 to 2006.  From 2001 until July, 2011, Dr. Wittels was Corporate Vice President, Business and Technology Strategy of L-3 Communications.  Her responsibilities at L-3 included strategies for growth, oversight of R&D, diligence support for M&A, and cross-company business development coordination.  From 1979 to 2001 she held a variety of positions with BAE Systems, including Vice President and General Manager, Acting President and Vice President of Engineering.   She served on the board of Innovative Micro Technology, Inc. from 2002 through July 2011, and from June 1995 through June 2011 on the Board of the Fermi National Accelerator Laboratory, a laboratory of the U.S. Department of Energy Office of High Energy Physics.  She also served on the board of Millivision, Inc. from 2002 to 2006.  Dr. Wittels holds a BS and a PhD in Physics, both from the Massachusetts Institute of Technology.  Dr. Wittels’ business management experience, her scientific knowledge, her knowledge of the Company, and her experience in developing strategy and strategic alliances led the Governance and Nominating Committee to the conclusion that she should serve on the board of directors, given the Company’s business and structure.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2:

APPROVAL OF THE COMPANY’S 2011 INCENTIVE STOCK PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the eMagin Corporation 2011 Incentive Stock Plan (the "Plan"). The following is a summary of principal features of the Plan. The summary, however, does not purport to be a complete description of all the provisions of the Plan. A copy of the Plan is attached hereto as Appendix A.

General

The Board of Directors has reserved 1.4 million shares of the issued and outstanding shares of Common Stock for issuance under the Plan together with all of the Company’s other previously established stock option plans or grants.  Additionally, on January 1 of each year (the "Calculation Date") for a period of ten (10) years, commencing on January 1, 2012, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the greater of (1) twenty percent (20%) of the Diluted Shares Outstanding or (2) the number of shares of Common Stock subject to Options granted during the prior 12-month period; provided, however, that the Board, from time to time, may provide for a lesser increase in the aggregate number of shares of Common Stock that is available for issuance under the Plan.   "Diluted Shares Outstanding" shall mean, as of any date, (1) the  number of outstanding shares of Common Stock of the Company on such Calculation  Date, plus (2) the number of shares of Common Stock issuable upon such  Calculation Date assuming the conversion of all outstanding Preferred Stock and  convertible notes, plus (3) the additional number of dilutive Common Stock  equivalent shares outstanding as the result of any options or warrants  outstanding during the fiscal year, calculated using the treasury stock method.  “Options” shall mean either an Incentive Stock Option, in accordance with Section 422 of the Internal Revenue Code of 1986 (the “Code”), as amended, or an option designated as a “nonstatutory option”.

Administration

The Plan, when approved, will be administered by the Company's Board of Directors, provided however the Board may delegate such administration to the Compensation Committee or such other committee of the Board as the Board shall designate to administer the Plan, as the Board of Directors may be composed from time to time. All questions of interpretation of the Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Eligibility

Under the Plan, Options and stock awards may be granted to employees, officers, directors or consultants of the Company or any of its subsidiaries.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a)	PURCHASE PRICE. The purchase price of the Common Shares subject to each Option shall not be less than the fair market value (as set forth in the Plan).

(b)
VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors or the Compensation Committee, in its discretion, at the time such Option is granted.

(c)
EXPIRATION. Unless the Board or the committee administering the Plan shall determine otherwise, any Option granted to an employee of the company shall become exercisable over a period of no longer than seven years and no less than twenty percent of the shares covered thereby shall become exercisable annually.  In no event shall any Option be exercisable after the expiration of ten years from the date it is granted and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option.

(d)	TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution.

(e)
OPTION ADJUSTMENTS. Subject to any required action of shareholders, the number of shares of stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

Terms of Stock Grants

All or part of any stock award under the Plan may be subject to conditions established by the Board or the committee administering the plan, and set forth in a stock award agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance, in which case it may be referred to as “restricted stock”. Such awards may be based on fair market value or other specified valuation. All stock awards will be made pursuant to the execution of a stock award agreement in such form and substance as the Board or committee administering the plan shall from time to time approve.

Federal Income Tax Consequences of Issuance and Exercise of Options

The following is a summary of the principal U.S. federal income tax consequences generally applicable to option awards under the Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option.  The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

Exercise of Incentive Stock Option.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Exercise of Nonqualified Stock Option.  Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option.  The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

Application of Section 16 of the Securities Exchange Act of 1934.  Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Delivery of Shares to Satisfy Tax Obligation.  Under the Plan, participants may deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Plan by an affiliate may be reoffered or resold in the United States only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Equity Compensation Plan Information

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2010:

Plan	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders – 2003 Stock Option Plan	2,099,368	$2.00	1,401,254
Equity compensation plans not approved by security holders – 2008 Incentive Stock Plan	1,052,746	$1.03	207,263

Required Vote

Approval of the Plan requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock and Series B Preferred Stock (on an as converted basis with the Common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2011 INCENTIVE STOCK PLAN.

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

ITEM 3

RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT AUDITORS

McGladrey & Pullen, LLP, our independent auditors, were engaged by us on June 15, 2011 to audit our financial statements for the year ending December 31, 2011. Representatives of McGladrey & Pullen, LLP are expected to attend the 2011 Annual Meeting of stockholders. The Audit Committee selected McGladrey & Pullen, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2011.

On June 13, 2011, eMagin Corporation dismissed EisnerAmper LLP (“EisnerAmper”) as its independent registered public accounting firm.  The decision to dismiss EisnerAmper was approved by the Audit Committee of the Company’s Board of Directors.  The decision was based on a desire to significantly reduce the Company’s audit fees and to retain a firm with an office located in the same region of the country as the Company’s executive offices.  Representatives of EisnerAmper are not expected to attend the 2011 Annual Meeting of stockholders.

EisnerAmper’s audit reports on the Company’s financial statement for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years and in the subsequent interim period from January  1, 2011 through June 13, 2011, there were (i) no disagreements between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the subject matter of the disagreements in their reports on the financial statements for such years, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K.)  The Company provided EisnerAmper with a copy of this disclosure and requested that EisnerAmper furnish it with a letter addressed to the SEC stating whether or not EisnerAmper agrees with the above statements. That letter is attached as exhibit 16.1 to our current report on Form 8-K filed on June 15, 2011.

During the Company’s two most recent fiscal years and in the subsequent interim period from January 1, 2011 through June 15, 2011, neither the Company nor anyone acting on its behalf consulted with McGladrey regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.  Nor did McGladrey receive any fees for any services during that time period.

Audit Fees

EisnerAmper  served as eMagin’s independent auditors for the years ended December 31, 2010 and 2009.  For the years ended December 31, 2010 and 2009, the fees for audit services associated with the annual audit and review of the Company’s quarterly reports on Form 10-Q totaled approximately $255 thousand  and $355 thousand, respectively.

Tax Fees

No fees were billed for the years ended December 31, 2010 and 2009 for professional services rendered by EisnerAmper for tax compliance, tax advice, and tax planning.

All Other Fees

For the years ended December 31, 2010 and 2009, the fees for audit services related to the Company’s statutory and regulatory filings totaled approximately $50 thousand and $79 thousand, respectively, from EisnerAmper, as the independent registered public accounting firm during that time period.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

  Required Vote

The ratification of the appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock and Series B Preferred Stock (on an as converted basis with the Common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2011.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of eMagin's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, may be obtained without charge by writing to the Corporate Secretary, eMagin Corporation, 3006 Northup Way, Suite 103, Bellevue, WA 98004.  eMagin's Annual Report on Form 10-K, as amended, can also be found on eMagin's website: www.eMagin.com.

Stockholders Proposals For The 2012 Annual Meeting.

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than April 10, 2012.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2012 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before April 10, 2012. Such proposal must also meet the other requirements of the rules of the SEC relating to shareholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Jill J. Wittels
Jill J. Wittels
Chair of the Board of Directors

eMagin Corporation

VOTE BY INTERNET OR TELEPHONE Q U I C K ★★★ E A S Y ★★★ I M M E D I AT E

As  a  stockholder  of  eMagin  Corporation,  you  have  the  option  of  voting  your  shares  electronically  through  the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted  electronically  over  the  Internet  or  by  telephone  must  be  received  by  7:00  p.m.,  Eastern  Time,  on November 2, 2011.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

The Board of Directors recommends a vote FOR the election of the named nominees as directors and FOR Proposals 2 and 3.	Please mark your votes like this	X

							FOR	AGAINST	ABSTAIN
1. Election of Directors					2.	Proposal to approve the Company's 2011	☐	☐	☐
NOMINEES: 01) Claude Charles	FOR	☐	WITHHOLD	☐		Incentive Stock Plan.
02) Paul Cronson	FOR	☐	WITHHOLD	☐			FOR	AGAINST	ABSTAIN
03) Irwin Engelman	FOR	☐	WITHHOLD	☐	3.	Proposal to ratify McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2011.	☐	☐	☐
04) Leslie G. Polgar	FOR	☐	WITHHOLD	☐
05) Andrew G. Sculley	FOR	☐	WITHHOLD	☐
06) Brig. General Stephen Seay	FOR	☐	WITHHOLD	☐
07) Jill J. Wittels					☐	If you plan to attend the Annual Meeting please mark this box.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER

Signature	Signature if held jointly	Dated:	,2011

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held November 3, 2011

This proxy statement and our 2010 Annual Report, as amended, on Form 10-K to Stockholders are available at http://www.cstproxy.com/emagin/2011

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

eMAGIN CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON NOVEMBER 3, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder hereby appoints Paul Campbell and Susan Taylor or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of common stock or Series B Convertible Preferred Stock of eMagin Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at the offices of Sichenzia Ross Friedman Ference Anslow LLP, 61 Broadway, 32nd Floor, New York, New York 10006 on Thursday, November 3, 2011, at 9:00 a.m. Eastern Time and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

    In  their  discretion,  the  Proxy  is  authorized  to  vote  upon  any  other  matter  that  may  properly  come  before  the meeting or any adjournments thereof.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE,   BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

    This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder.  If  no  direction  is  made,  this  proxy  will  be  voted  FOR  the  election  of  the  named  nominees  as directors and FOR Proposals 2 and 3.

    PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THE  PROXY  CARD  PROMPTLY  USING  THE ENCLOSED ENVELOPE.

(IMPORTANT--This Proxy must be signed and dated on the reverse side.)

Appendix A

eMAGIN CORPORATION 2011 Incentive Stock Plan

This EMAGIN CORPORATION 2011 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company.  These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" – EMAGIN CORPORATION and its subsidiaries including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)
"Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)
"Option" - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(j)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(l)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

(m)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

(n)
"Termination for Cause" – Termination for Cause shall consist of any of the following:  (a)  willful, deliberate, and persistent failure by a Participant to reasonably perform their duties and obligations to the Company which are not remedied in a 30 day period of time after receipt of written notice from the Company; (b) an act or acts of dishonesty undertaken by Participant resulting in substantial personal gain by the Participant at the expense of the Company; (c) material breach of a fiduciary or contractual duty to the Company; (d) conviction of a felony, or (e) commission of an act that results in material long term harm to the goodwill or reputation of the Company, provided, however, in the event that Termination for Cause is defined in any other binding agreement between the Participant and the Company, Termination for Cause shall be defined as defined in such agreement.

2.
Administration.  The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options or Stock Awards; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder. As permitted by applicable law, rules and regulations, the Board and/or the Committee may delegate to one or more executive officers the authority to grant Stock Awards or Options, and/or administer the Plan or any aspect of it provided, however, that only the Board or Committee may grant Options or Stock Awards to officers or directors that are exempt from Section 16(b) of the Exchange Act.

3.	Eligibility.

(a)
General:  The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options:  Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option:  The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares:  Subject to this Section and to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or purchased indirectly through exercise of Options granted under the Plan shall not exceed One Million Four Hundred Thousand Shares (1,400,000) shares.  If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

 Notwithstanding subsection 4(a) hereof, on January 1 of each year (the "Calculation Date") for a period of ten (10) years, commencing on January 1, 2012, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the greater of (1) twenty percent (20%) of the Diluted Shares Outstanding or (2) the number of shares of Common Stock subject to Options granted during the prior 12-month period; provided, however, that the Board, from time to time, may provide for a lesser increase in the aggregate number of shares of Common Stock that is available for issuance under the Plan.   "Diluted Shares Outstanding" shall mean, as of any date, (1) the  number of outstanding shares of Common Stock of the Company on such Calculation  Date, plus (2) the number of shares of Common Stock issuable upon such  Calculation Date assuming the conversion of all outstanding Preferred Stock and  convertible notes, plus (3) the additional number of dilutive Common Stock  equivalent shares outstanding as the result of any options or warrants  outstanding during the fiscal year, calculated using the treasury stock method.

(c)
Reservation of Shares:  The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds:  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options.  Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board or the Committee in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the OTC Bulletin Board) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)
Medium and Time of Payment:  The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)
in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

(d)
Term and Exercise of Options:  Unless the Board or the Committee shall determine otherwise, any Option granted to an employee of the Company shall become exercisable over a period of no longer than seven (7) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director:  If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "Termination for Cause" the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board or the Committee may specify such period for exercise, not less than 30 days (except that in the case of "Termination for Cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option), following termination of employment or services as the Board or the Committee deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee:  If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board or the Committee and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee:  If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board or the Committee and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization:  Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board or the Committee, the Option shall terminate immediately prior to such date as is determined by the Board or the Committee, which date shall be no later than the consummation of such Reorganization.  In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board or the Committee may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board or the Committee pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 5(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder:  An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options:  Subject to the terms and conditions and within the limitations of the Plan, the Board or the Committee may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
 Other Provisions:  The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Delaware General Corporation Law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

6.	Stock Awards.

(a)	Types of Grants.

(i)
Stock Award.  All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement in such form and substance as the Board or Committee shall from time to time approve.

(b)
Conditions and Restrictions.  Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants.  Unless the Stock Award Agreement specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement, the Plan and with the following conditions:

(i)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances.  A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Employee Innovation and Proprietary Information Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company (“Employee Innovation and Proprietary Information Agreement”), acquired by the Participant either during or after employment with the Company.

(iii)
A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)
Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Nonassignability.

(i)
Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment.  If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards shall be cancelled immediately, unless the Stock Award Agreement provides otherwise:

(i)
Retirement. When a Participant's employment terminates as a result of retirement, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company.  When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 6 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.
Investment Intent.  All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Section 4(2) thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.
Amendment, Modification, Suspension or Discontinuance of the Plan.  The Board the Committee may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.
Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.
Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.
Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.
Indemnification. In addition to such other rights or indemnifications as they may have as directors or executive officers or otherwise, and to the extent allowed by applicable law, the members of the Board, the Committee and the Company’s executive officers may be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board, Committee member or executive officer  is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding the Board member or executive officer involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.
Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

14.
Effective and Termination Dates. The Plan shall become effective on the date it is approved shareholders holding the requisite number of the Company’s voting securities required to approve this Plan under applicable NYSE AMEX rules and regulations. If the Plan is not approved by the holders of a majority of the shares of Stock within one (1) year from the date it is adopted and approved by the Board of Directors of the Company, all stock options granted hereunder shall be deemed non-statutory options. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

The foregoing 2011 Incentive Stock Plan was duly adopted and became effective on ____ __, 2011

EMAGIN CORPORATION
a Delaware corporation

By:
Andrew Sculley
Its:	Chief Executive Officer